UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                   ----------

       Date of Report (Date of earliest event reported): July 21, 2010


                          PEOPLES BANCORPORATION, INC.


Incorporated under the      Commission File No. 000-20616      I.R.S. Employer
laws of South Carolina                                        Identification No.
                                                                 57-0951843


                              1818 East Main Street
                          Easley, South Carolina 29640

                            Telephone: (864) 859-2265

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02  Departure of Directors or Certain  Officers;  Election of  Directors;
           Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         On July 21, 2010, upon the recommendation of R. Riggie Ridgeway, the Board of Directors of Peoples Bancorporation, Inc. appointed L. Andrew Westbrook, III, to the position of President and Chief Executive Officer, replacing Mr. Ridgeway as Chief Executive Officer. Mr. Westbrook had previously served as President and Chief Oeperating Officer of the Company. Mr. Ridgeway will continue to serve as a director and as Chief Executive Officer Emeritis of the Company. The information required by Items 401(b), (d), (e) and Item 404(a) of Regulation S-K, and information relating to Mr. Westbrook's compensation arrangements was previously disclosed in the Company's Proxy Statement for the May 26, 2010 Annual Meeting of Shareholders.





























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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      PEOPLES BANCORPORATION, INC.
                                      (Registrant)

Date: July 22, 2010               By: /s/ Robert E. Dye, Jr.
                                      ------------------------------------------
                                      Robert E. Dye, Jr.
                                      Senior Vice President (Principal Financial
                                      and Principal Accounting Officer)






















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